UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 19, 2005

WHO'S YOUR DADDY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-33519	98-0360989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino del Rio, N, Suite 1650, San Diego, CA 92108
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (619) 284-4807

SNOCONE SYSTEMS, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)

On August 18, 2005, Who's Your Daddy, Inc. (the “Company”), through a mutual agreement with Morgan & Company ("Morgan"), dismissed Morgan as its independent accountant. The change in accountants was approved by unanimous written consent of the Board of Directors on August 18, 2005.

None of Morgan's reports on the Company's financial statements for the fiscal years ended December 31, 2003 and 2004 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports were qualified as to the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2003 and 2004 and through the date of Morgan’s dismissal, there were no disagreements between the Company and Morgan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Morgan’s satisfaction would have caused it to make reference to the subject matter of the disagreements in connection with its reports. With respect to paragraph A under Item 304(a)(1)(v) of Regulation S-K, Morgan’s report on the Company’s financial statements for the years ended December 31, 2004 and 2003, and for the period from inception to December 31, 2004 included the following paragraph:

“The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.”

There were no reportable events as defined under remaining paragraphs of Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of this Form 8-K to Morgan and requested that Morgan furnish a letter addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made by the Company in this Form 8-K, and, if not, identifying the statements with which it does not agree. The Company has filed a copy of Morgan’s letter as an exhibit to this Form 8-K.

(b)

Pursuant to unanimous written consent of the Board of Directors on August 18, 2005, the Company engaged Baum & Co., CPA, PA ("Baum") as its new independent accountant. Prior to the engagement of Baum, the Company did not consult with such firm regarding the application of accounting principles to a specific completed or contemplated transaction, or regarding the type of audit opinion which might be rendered on the Company's financial statements and no oral or written advice was provided by Baum that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. The Company also did not consult with Baum regarding any matter that was either the subject of a disagreement or a reportable event.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c ) Exhibits

Exhibit No.	Description

16.1	Letter from Morgan & Company on change in certifying accountant dated August 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHO'S YOUR DADDY, INC.

Date: August 19, 2005	By:	/s/ Dan Fleyshman

	Title:	Dan Fleyshman, President